SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported): SEPTEMBER 14, 1998




                           THE SOLOMON-PAGE GROUP LTD
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             (Exact name of Registrant as specified in its charter)



              Delaware                       0-24928              51-0353012
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(State or other jurisdiction               (Commission       (I.R.S. Employer
 of incorporation)                        File Number)        Identification
                                                              Number)




1140 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK                        10036
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  (Address of Principal executive offices)                          (Zip Code)




                                 (212) 764-9200
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               Registrant's telephone number, including area code



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          (Former Name or Former Address; if Changed Since Last Report)

ITEM 5.     OTHER EVENTS.

            On September 14, 1998, The Solomon-Page Group Ltd. (the "Company") announced that its Board of Directors had authorized the repurchase of up to 1,000,000 shares of the Company's Common Stock. The press release announcing such authorization is filed as Exhibit 99.1 to this report.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

            99.1 Press release dated September 14, 1998 of the Company.




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE SOLOMON-PAGE GROUP LTD.



Date: September 25, 1998            By:/s/ Lloyd Solomon
                                       ----------------------------------------
                                       Lloyd Solomon
                                       Vice Chairman of the Board and
                                       Chief Executive Officer